Exhibit 99.1


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the filing of the Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003 (the "Report") by The First Connecticut Capital Corporation (the "Registrant"), each of the undersigned hereby certifies that:

           1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

           2. The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.



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Lawrence R. Yurdin                             Lawrence R. Yurdin
President and Chief Executive Officer          Chief Financial Officer
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